GROUP LONG DISTANCE, INC.
                    1451 West Cypress Creek Road, Suite 200
                           Fort Lauderdale, FL 33309


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON OCTOBER 9, 1998


To the Holders of the Common Stock of GROUP LONG DISTANCE, INC:

         PLEASE TAKE NOTICE that the Annual Meeting of Shareholders of Group Long Distance, Inc. (the "Company") will be held at 11:00 a.m. (local time), on October 9, 1998, at the Sheraton Suites Hotel, 555 N.W. 62nd Street, Fort Lauderdale, Florida, for the following purposes:

         1. To elect two Class 2 Directors of the Company to serve until the annual meeting of shareholders in 2001 and until their respective successors are duly elected and qualified;

         2. To approve an amendment to the Company's Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 350,000 shares to a new total of 950,000 shares;

         3. To ratify the appointment of Grant Thornton LLP as the independent public accountants of the Company for the fiscal year ending April 30, 1999; and

         4. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

         Only holders of the Common Stock at the close of business on August 31, 1998 will be entitled to notice of and to vote at this meeting and any adjournment or postponement thereof.

         You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card promptly. This will insure that your shares are voted in accordance with your wishes. Your cooperation is appreciated since a majority of the outstanding shares entitled to vote must be represented, either in person or by proxy, to constitute a quorum for the purposes of conducting business at the meeting.

                                            By Order of the Board of Directors,



                                            Sam D. Hitner,
                                            Secretary

                                            September 28, 1998

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

GENERAL INFORMATION.......................................................  1
         Solicitation and Voting of Proxies; Revocation; Record Date......  1

MATTERS SUBMITTED TO SHAREHOLDERS.........................................  2
         ELECTION OF DIRECTORS............................................  2
                  Nominees Standing for Election..........................  2
                  Recommendation..........................................  2
         APPROVAL OF AMENDMENT TO STOCK
            OPTION PLAN...................................................  3
                  Recommendation..........................................  3
         RATIFICATION OF SELECTION OF
            INDEPENDENT PUBLIC ACCOUNTANTS................................  4
                  Recommendation..........................................  4

SECURITY OWNERSHIP OF CERTAIN
   BENEFICIAL OWNERS AND MANAGEMENT.......................................  4

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY...........................  6

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES.....................  7

DIRECTOR COMPENSATION.....................................................  7

EXECUTIVE COMPENSATION....................................................  8
         Summary Compensation Table.......................................  8
         Employment Agreement.............................................  9
         Option Grants For the Fiscal Year Ended April 30, 1998...........  9
         Aggregated Option Exercises In the Year Ended
           April 30, 1998 and Fiscal Year-End Option Values............... 10

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS............................ 10

COMPLIANCE WITH SECTION 16(a)
   OF THE SECURITIES EXCHANGE ACT OF 1934................................. 11

SHAREHOLDER PROPOSALS..................................................... 11

OTHER BUSINESS............................................................ 11

                            GROUP LONG DISTANCE, INC.
                     1451 West Cypress Creek Road, Suite 200
                            Fort Lauderdale, FL 33309
                                 (954) 771-9696

                              --------------------

                                 PROXY STATEMENT

                                       for

                         Annual Meeting of Shareholders
                                 October 9, 1998

                              --------------------


         This proxy statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Group Long Distance, Inc., a Florida corporation (the "Company") to be voted at its Annual Meeting of Shareholders which will be held at 11:00 a.m. (local time), on October 9, 1998 at the Sheraton Suites Hotel, 555 N.W. 62nd Street, Fort Lauderdale, Florida, and at any postponements or adjournments thereof (the "Annual Meeting").

         At the Annual Meeting, the Company's shareholders will be asked (i) to elect Messrs. Edward Harwood and C. Shelton James as Class 2 Directors of the Company to serve until the annual meeting of shareholders in 2001 and until their respective successors are duly elected and qualified, (ii) to approve an amendment to the Company's Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 350,000 shares to a new total of 950,000 shares, (iii) to ratify the appointment of Grant Thornton LLP as the Company's independent public accountants for the fiscal year ending April 30, 1999, and (iii) to take such other action as may properly come before the Annual Meeting or any adjournments thereof.

         This proxy statement and the accompanying form of proxy, together with the Company's 1998 Annual Report to Shareholders, are being mailed to shareholders on or about September 2, 1998.

                               GENERAL INFORMATION

Solicitation and Voting of Proxies; Revocation; Record Date

         Shares represented by each properly executed and returned proxy card will be voted (unless earlier revoked) in accordance with the instructions indicated. If no instructions are indicated on the proxy card, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted "FOR" the election of the nominees for director named below, "FOR" the ratification of the Company's independent public accountants and by the proxies in their discretion on any other matters to come before the Annual Meeting.

         A shareholder may revoke a proxy at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the meeting. Any written notice revoking the proxy should be sent to the attention of Sam D. Hitner, Secretary, Group Long Distance, Inc., 1451 West Cypress Creek Road, Suite 200, Fort Lauderdale, Florida 33309 or by Facsimile at (954) 771-9910.

         Proxies may be solicited by mail, and may also be made by personal interview, telephone and facsimile transmission, and by directors, officers and employees of the Company (without special compensation). The expenses for the preparation of proxy materials and the solicitation of proxies for the Annual Meeting will be paid by the Company. The Company has retained Continental Stock Transfer and Trust Company to assist in the solicitation. In accordance with the regulations of the Securities and Exchange Commission, the Company will reimburse, upon request, banks, brokers and other institutions, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to the beneficial owners of the Company's Common Stock. Expenses for the solicitation are estimated to be approximately $2,500, plus other reasonable expenses.

         Only holders of record of the Company's Common Stock, no par value ("Common Stock"), at the close of business on August 31, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of August 7, 1998, there were outstanding 3,502,783 shares of Common Stock. Each share is entitled to one vote. In order to conduct business at the Annual Meeting, a quorum must be present, that is a majority of the total number of Common Stock shares outstanding as of the Record Date must be represented, either in person or by proxy.

                        MATTERS SUBMITTED TO SHAREHOLDERS

                              ELECTION OF DIRECTORS
                             (Item 1 on Proxy Card)

         Pursuant to the Company's initial Bylaws and its Amended and Restated Bylaws, the Board of Directors is divided into three classes, the terms of which expire successively over a three-year period. At each annual meeting of shareholders, successors to directors whose terms expire at that meeting shall be elected for three-year terms. The term of office for each class of director expires as follows: Class 1, at the 2000 annual meeting of Shareholders, Class 2, at the 1998 annual meeting of shareholders; and Class 3, at the 1999 annual meeting of shareholders.

Nominees Standing for Election

         The following nominees are standing for election to serve as Class 2 Directors until the annual meeting of shareholders in 2001 and until their respective successors are duly elected and qualified:

         Edward Harwood, 72, has been a Class 2 Director of the Company since September 1995. Mr. Harwood retired in 1989. For the 19 years prior to his retirement, Mr. Harwood held various executive positions with Gould Electronics Corporation, a computer manufacturing company.

         C. Shelton James, 58, has been a Class 2 Director of the Company since September 1995. Since May 1991, Mr. James has been Chairman of Elcotel, a publicly traded corporation and manufacturer of telecommunications equipment. Mr. James is also a director of several other public corporations, including the following computer-related companies: NAI Technologies, SK Technologies, Cyberguard Corporation and Concurrent Computer Systems, as well as Fundamental Management, an investment management company.

         Proxies are solicited in favor of the two Class 2 Director nominees and it is intended that the proxies will be voted for the nominees unless otherwise specified. Should a nominee become unable to serve for any reason, unless the Board of Directors by resolution provides for a lesser number of directors, the persons named in the enclosed proxy will vote for the election of a substitute nominee. The Board of Directors has no reason to believe that the nominees will be unable to serve.

Recommendation

         The Board of Directors recommends that stockholders vote FOR the nominees. Assuming the presence of a quorum, the affirmative vote of a plurality of the votes cast by the holders of the Common Stock shares present and entitled to vote on this item at the Annual Meeting is required to elect the nominees. In determining whether this item has received the requisite number of affirmative votes, abstentions will not be counted and will have no effect on the result of the vote, although abstentions will count toward the presence of a quorum. Brokers who hold shares in street name have the authority to vote on certain routine matters on which they have not received instruction from the beneficial holders of such shares. Brokers holding shares in street name, who do not receive instruction, are entitled to vote on the election of directors, and such broker votes will count toward the presence of a quorum.

                   APPROVAL OF AMENDMENT TO STOCK OPTION PLAN
                             (Item 2 on Proxy Card)

         The Company's Board of Directors and stockholders have previously adopted and approved the Company's Stock Option Plan (the "Option Plan"). A total of 600,000 shares of Common Stock are presently reserved for issuance under the Option Plan. In August 1998, the Board of Directors approved an amendment to the Option Plan, subject to stockholder approval, to increase the shares reserved for issuance thereunder by 350,000 shares, bringing the total number of shares issuable under the Option Plan to 950,000.

         As of April 30, 1998, 150,293 shares were available for future issuance under the Option Plan, all of which were issued in July 1998.

         At the Annual Meeting, the stockholders are being requested to consider and approve the proposed amendment to the Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 350,000 shares, bringing the total number of shares issuable under the Option Plan to 950,000. The Board believes that the amendment will enable the Company to continue its policy of widespread employee stock ownership as a means to motivate high levels of performance and to recognize key employee accomplishments.

         The Option Plan authorizes the Board of Directors to grant stock options to eligible employees, directors and consultants of the Company. The Option Plan is structured to allow the Board of Directors broad discretion in creating equity incentives in order to assist the Company in attracting, retaining and motivating the best available personnel for the successful conduct of the Company's business. The Company has had a longstanding practice of linking key employee compensation to corporate performance because it believes that this increases employee motivation to improve shareholder value. The Company has, therefore, consistently included equity incentives as a significant component of compensation for a broad range of the Company's employees. This practice has enabled the Company to attract and retain the talent that it continues to require.

Recommendation

         The Board of Directors recommends that stockholders vote FOR the amendment to the Stock Option Plan. Assuming the presence of a quorum, the affirmative vote of a plurality of the votes cast by the holders of the Common Stock shares present and entitled to vote on this item at the Annual Meeting is required to amend the Stock Option Plan. In determining whether this item has received the requisite number of affirmative votes, abstentions will not be counted and will have no effect on the result of the vote, although abstentions will count toward the presence of a quorum. Brokers who hold shares in street name have the authority to vote on certain routine matters on which they have not received instruction from the beneficial holders of such shares. Brokers holding shares in street name, who do not receive instruction, are entitled to vote on the election of directors, and such broker votes will count toward the presence of a quorum.


                          RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS
                             (Item 3 on Proxy Card)

         The Audit Committee has recommended to the Board of Directors of the Company the selection of Grant Thornton LLP ("Grant Thornton") as independent public accountants of the Company for the fiscal year ending April 30, 1999.

         A representative of Grant Thornton will be present at the meeting. The representative will be given the opportunity to make a statement at the meeting and will be available to respond to appropriate questions.

Recommendation

         The Board of Directors recommends that the shareholders RATIFY the selection of Grant Thornton LLP to be the independent public accountants of the Company for the fiscal year ending April 30, 1999. Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast by the holders of the Common Stock shares present and entitled to vote on this item at the Annual Meeting is required to ratify the selection. In determining whether this item has received the requisite number of affirmative votes, abstentions will not be counted and will have no effect on the result of the vote, although they will count toward the presence of a quorum. Brokers who hold shares in street name have the authority to vote on certain routine matters on which they have not received instruction from the beneficial holders of such shares. Brokers holding shares in street name, who do not receive instruction, are entitled to vote on the ratification of the independent public accountants, and such broker votes will count toward the presence of a quorum.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information, known to the Company with respect to the beneficial ownership of its Common Stock as of August 7, 1998 for
(i) each person who is known to the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors, (iii) each of the Company's executive officers and (iv) all directors and executive officers as a group.

---------------------------------------------------------------------------------------------------------------
Name                                                                Number of Shares            Percentage of
                                                                      Beneficially              Total Voting
                                                                         Owned                    Shares(1)
---------------------------------------------------------------------------------------------------------------
Mr. H. T. Ardinger, Jr.                                                 400,000(2)                   10.2%
9040 Governors Row
Dallas, Texas 75247-3774
--------------------------------------------------------------------------------------------------------------
Mr. Gerald M. Dunne, Jr., Chairman, Chief Executive Officer             485,432(3)                   12.9%
and Director
--------------------------------------------------------------------------------------------------------------
Mr. Peter J. Russo, Chief Financial Officer and Director                 35,167(4)                    1.0%
--------------------------------------------------------------------------------------------------------------
Mr. Sam D. Hitner, Controller and Secretary                              14,313(5)                    0.4%
--------------------------------------------------------------------------------------------------------------
Mr. Edward Harwood, Director                                             98,418(6)                    2.8%
--------------------------------------------------------------------------------------------------------------
Mr. C. Shelton James, Director                                          124,928(6)                    3.5%
--------------------------------------------------------------------------------------------------------------
Mr. Glenn S. Koach, formerly a Director                                  60,966(7)                    1.7%
--------------------------------------------------------------------------------------------------------------
Mr. Stanley A. Gottlieb, Director                                        10,750(8)                    0.3%
--------------------------------------------------------------------------------------------------------------
Mr. John L. Tomlinson, Director                                          29,466(6)                    0.8%
--------------------------------------------------------------------------------------------------------------
All directors and executive                                             859,440(9)                   22.0%
      Officers as a group (8 persons)
--------------------------------------------------------------------------------------------------------------

-----------------------

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnote, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The number of shares of Common Stock outstanding used in calculating the percentage for each listed person includes the shares of Common Stock underlying the options or warrants held by such person that are exercisable within 60 days of the date hereof, but excludes shares of Common Stock underlying options or warrants held by any other person.
(2) Includes 100,000 shares of Common Stock and 300,000 shares of Common Stock issuable upon the exercise of warrants.
(3) Includes currently exercisable options to purchase 256,250 shares of Common Stock at an exercise price of $1.375 per share and expiring on January 23, 2002.
(4) Includes currently exercisable options to purchase 31,167 shares of Common Stock at an exercise price of $1.375 per share and expiring on January 23, 2002.
(5) Includes currently exercisable options to purchase 10,313 shares of Common Stock at an exercise price of $1.375 per share and expiring on January 23, 2002.
(6) Includes currently exercisable options to purchase 23,750 shares of Common Stock at an exercise price of $1.375 per share and expiring on January 23, 2002.
(7) Includes currently exercisable options to purchase 20,000 shares of Common Stock at an exercise price of $1.375 per share and expiring on January 23, 2002. In October 1998, Mr. Koach resigned his position as a director of the Company.
(8) Includes currently exercisable options to purchase 3,750 shares of Common Stock at an exercise price of $1.375 per share and expiring on January 23, 2002.

(9) Includes an aggregate of currently exercisable options to purchase 392,730 shares of Common Stock at an exercise price of $1.375 per share and expire on January 23, 2002.


                 DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

         Gerald M. Dunne, Jr., 35, has been President, Chief Executive Officer and Class 3 Director of the Company since February 1992 and Chairman since August 1997. From May 1989 to February 1992, Mr. Dunne was Senior Vice President and Vice President of Sales of the Company.

         Edward Harwood, 72, has been a Class 2 Director of the Company since September 1995. Mr. Harwood retired in 1989. For the 19 years prior to his retirement, Mr. Harwood held various executive positions with Gould Electronics Corporation, a computer manufacturing company.

         C. Shelton James, 58, has been a Class 2 Director of the Company since September 1995. Since May 1991, Mr. James has been Chairman of Elcotel, a publicly traded corporation and manufacturer of telecommunications equipment. Mr. James is also a director of several other public corporations, including the following computer-related companies: NAI Technologies, SK Technologies, Cyberguard Corporation and Concurrent Computer Systems, as well as Fundamental Management, an investment management company.

         Glenn S. Koach, 43, has served as a Class 3 Director of the Company from September 1995 until October 1998. In October 1998, Mr. Koach resigned his position as a director of the Company for personal reasons. In December, 1997 Stanley Gottlieb succeeded Mr. Koach as a Class 3 Director.

         Stanley A. Gottlieb, 68, has been a Class 3 Director of the Company since December 1997. Since 1966, Mr. Gottlieb has held various positions at The Hearst Corporation, most recently as Vice President-Taxes, and continues to act as consultant to The Hearst Corporation.

         John L. Tomlinson, 49, has been a Class 1 Director of the Company since November 1995. Mr. Tomlinson is a Certified Public Accountant and has been in private practice since 1990. Mr. Tomlinson also serves as a director of Gateway American Bank of Florida.

         Peter J. Russo, 41, has been a Class 1 Director of the Company since October 1997. He has been Chief Financial Officer of the Company since December 1996. Mr. Russo was Executive Vice President of the State Bank of South Australia from February 1992 to June 1996, and Senior Vice President and Chief Financial Officer for its United States operations from May 1988 to January 1992.

         Sam D. Hitner, 40, has been the Controller of the Company since August 1995 and Secretary since October 1997. From November 1994 to August 1995, Mr. Hitner was employed with John L. Tomlinson C.P.A., P.A., as a tax consultant. From September 1992 to July 1994, Mr. Hitner was Controller of the sales and marketing division of South African Druggists, a publicly held pharmaceutical manufacturer and distributor.


              MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

         During the year ended April 30, 1998, the Board of Directors met 7 times and acted by written consent in lieu of a meeting four times. All directors attended 75% or more of the aggregate number of meetings of the board and its committees on which they served, except for Messrs. Gottlieb and Koach.

         The following are the current members and functions of the standing committees of the Board of Directors:

Audit Committee. The Audit Committee is authorized to engage the Corporation's independent public accountants and review with such public accountants (i) the scope and timing of their audit services and any other services they are asked to perform, (ii) their report on the Company's financial statements following completion of their audit and (iii) the Company's policies and procedures with respect to internal accounting and financial controls. The Audit Committee is composed of Messrs. James and Tomlinson. Mr. Tomlinson is the Chairman. During the fiscal year ending April 30, 1998, the Audit Committee met twice.

Compensation Committee. The Compensation Committee is authorized and empowered to approve appointments and promotions of executive officers of the Company and fix salaries for such officers; provided that all actions of the Compensation Committee must be ratified by the full Board of Directors within six months of the subject action. The Compensation Committee is composed of Messrs. James and Harwood. Mr. James is the Chairman. During the fiscal year ending April 30, 1998, the Compensation Committee met twice.

                              DIRECTOR COMPENSATION


         Effective May 1997, non-employee directors of the Company receive a single annual fee of $18,000 for all services rendered as a director. Such fee is payable in equal monthly installments. Prior to May 1997, directors of the Company were not compensated for their services as directors. All directors are reimbursed for reasonable expenses incurred in connection with their services rendered as directors.


                             EXECUTIVE COMPENSATION

         The following table sets forth the compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and Chief Financial Officer during the fiscal years ended April 30, 1996, 1997 and 1998. No other executive officer of the Company serving as an executive officer received a total salary and bonus of $100,000 for the fiscal year ended April 30, 1998. Accordingly, no information is reported for such persons.


                           Summary Compensation Table

----------------------------------------------------------------------------------------------------------------------
                                                    Annual Compensation                  Long Term Compensation
                                         -----------------------------------------------------------------------------
                                                                                        Awards          Payouts
                                                                                    ----------------------------------
                                                                       Other          Securities
                                                                       Annual         Underlying       All Other
 Name and Principal            Fiscal                               Compensation       Options        Compensation
     Position                   Year     Salary($)    Bonus($)           ($)             (#)               ($)
----------------------------------------------------------------------------------------------------------------------
Gerald M. Dunne, Jr.            1998     $150,000     $255,000       $21,296(1)             --          $4,500(2)
 Chairman, Chief Executive
 Officer and President          1997      $22,000       $8,000        $9,897(1)        250,000            $225(2)

                                1996       $3,000      $41,807       $40,830(1)             --                 --

----------------------------------------------------------------------------------------------------------------------
Peter J. Russo                  1998      $85,000      $70,000        $9,132(3)         14,000          $2,550(2)
 Chief Financial Officer
                                1997      $27,692       $5,000        $1,805(3)         36,000                 --

                                1996           --           --               --             --                 --

----------------------------------------------------------------------------------------------------------------------

----------------

(1) For Mr. Dunne, Jr. - Fiscal 1998 amount includes auto expenses of $17,123 and medical expense coverage of $4,173: Fiscal 1997 amount includes: car allowance of $11,905, medical expense coverage of $4,636 and commission income of $3,356. For Fiscal 1996 amount includes: commission income of $30,926, car allowance of $7,200 and medical expense of $2,704.
(2) In April 1997, the Company commenced its 401(k) plan. The amount reported represents the Company's matching contribution for the fiscal year ended April 30, 1998.
(3) For Mr. Russo - Fiscal 1998 amount includes auto expenses of $4,800 and medical expense coverage of $4,032: Fiscal 1997 amount includes: medical expense coverage of $1,805.

Employment Agreement

         In February 1997, the Company and Gerald M. Dunne, Jr. entered into a two-year employment agreement providing for his employment as the Company's President and Chief Executive Officer with an annual base salary of $130,000 for the first year, increasing to $150,000 for the second year and, effective May 1, 1998, $165,000. The agreement provides for a bonus based on certain earnings criteria. The agreement provides that in the event of termination: (i) without cause or by Mr. Dunne for cause, or by either party in connection with a change in control (as defined in the agreement) of the Company, Mr. Dunne will receive a lump sum severance pay equal to his then annual base salary and disability, accident and health insurance benefits substantially similar to those insurance benefits Mr. Dunne is receiving immediately before the termination for cause;
(ii) as a result of the incapacity of Mr. Dunne, Mr. Dunne shall be entitled to continue to receive 60% of his salary for a two-year period from the date of termination; and (iii) as a result of the death of Mr. Dunne, his estate shall be entitled to any benefits accrued under the Company's death, disability or other benefit plan and shall be entitled to receive a lump sum payment equal to his then annual base salary. The agreement also includes a one-year noncompete covenant commencing on the date of termination.

         In May 1997, the Company and Peter J. Russo entered into a two-year employment agreement providing for his employment as the Company's Chief Financial Officer with an annual base salary of $85,000 per year. The agreement provides for a bonus based on certain earnings criteria. The agreement provides that in the event of termination without cause, Mr. Russo will receive a lump sum severance pay equal to six months of his then annual base salary. The agreement also includes a six-month noncompete covenant commencing on the date of termination.

         The following table provides certain information regarding the stock options granted during the year ended April 30, 1998 to the executive officers named in the Summary Compensation Table.

             Option Grants For the Fiscal Year Ended April 30, 1998

--------------------------------------------------------------------------------------------------
                                    Number of         % of total
                                   Securities      Options Granted   Exercise of
                               Underlying Options    to Employees     Base Price     Expiration
             Name                 Granted(#)(1)     in Fiscal Year     $/Share          Date
--------------------------------------------------------------------------------------------------
Gerald M. Dunne, Jr.                   --                 --              --             --
--------------------------------------------------------------------------------------------------
Peter J Russo                        14,000              100%           $1,375        5-23-02
--------------------------------------------------------------------------------------------------

----------------
(1) All options granted are exercisable for Common Stock at an exercise price of $1.375 per share and expire on January 23, 2002. These options awarded to Mr. Russo in May 1997 are exercisable 1/3 beginning of the date of grant, 1/3 on the first anniversary date of grant and 1/3 on the second anniversary date of grant.

         The following table sets forth certain information for the executive officers named in the Summary Compensation Table with respect to the exercise of options to purchase Common Stock during the fiscal year ended April 30, 1998 and the number and value of securities underlying unexercised options held by the executive officer as of April 30, 1998.


                  Aggregated Option Exercises In the Year Ended
                April 30, 1998 and Fiscal Year-End Option Values


    ------------------------------------------------------------------------------------------------------------------
                                                                 Number of Securities
                                                                Underlying Unexercised        Value of Unexercised
                                     Shares                          Options Held             In-the-Money Options
                                   Acquired on      Value          at April 30, 1998           at April 30, 1998
                Name               Exercise(#)    Realized     Exercisable/Unexercisable   Exercisable/Unexercisable
    ------------------------------------------------------------------------------------------------------------------
    Gerald M. Dunne, Jr.               --            --               250,000/0                     $0/$0

    ------------------------------------------------------------------------------------------------------------------
    Peter J. Russo                     --            --             18,000/32,000                   $0/$0
    ------------------------------------------------------------------------------------------------------------------


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In July 1996, Global Telecom Network, Inc. ("GTN"), a company controlled by Gerald Dunne, Sr., the father of Gerald M. Dunne, Jr. President and Chief Executive officer of the company, converted accounts payable to the Company for long distance services into a promissory note in the principal amount of $182,050 bearing interest at a rate of 15% per annum. The note was repaid in full on December 8, 1997.

         In September 1995, the Company issued a promissory note to John L. Tomlinson, a director of the Company, and Phillip C. Cezeaux, an unaffiliated third-party, in the aggregate principal amount of $ 100,000. The interest rate on the promissory note adjusts semi-annually based on the prime rate plus 2% and principal and interest is payable in equal monthly installments of $2,600 until September 1999. At April 30, 1998, approximately $41,988 was outstanding under such note. As an inducement for the loan, the Company issued options in September 1995 to Messrs. Tomlinson and Cezeaux to purchase 47,635 shares of Common Stock at a price of $3.15 per share. These options expired on September 30, 1997, and 16,700 shares were exercised in September 1997.


                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10 percent of any registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") and the Nasdaq Stock Market and the Boston Stock Exchange reports of ownership of the Common Stock of the Company. Reporting persons are required by SEC regulation to furnish the Company with copies of all such reports that they file. To the best of the Company's knowledge, during the fiscal year ended April 30, 1998, the initial Form 4 report of Peter J. Russo was not timely filed on March 23, 1997, but rather was filed on or about January 21, 1998.


                              SHAREHOLDER PROPOSALS

         Shareholder proposals intended to be presented at the 1999 Annual Meeting of Shareholders must be received by the Company at the address appearing on the first page of this proxy statement by May , 1999 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.


                                 OTHER BUSINESS

         The Board of Directors of the Company is not aware of any other matters to come before the Annual Meeting. If any other matter should come before the meeting, the persons named in the enclosed proxy intend to vote the proxy according to their best judgment.

                            GROUP LONG DISTANCE, INC.
                     PROXY SOLICITED BY THE BOARD DIRECTORS

         The undersigned, hereby appoints Peter J. Russo, Chief Financial Officer of Group Long Distance, Inc., a Florida corporation (the "Company"), and Sam D. Hitner, Controller and Secretary of the Company, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of common stock, no par value, of the Company that the undersigned is entitled to vote at the 1998 Annual Meeting of Shareholders of the Company, to be held on October 9, 1997, at 11:00 a.m. (local time), at the Sheraton Suites Hotel, 555 N.W. 62nd Street, Fort Lauderdale, Florida, and at any adjournments or postponements thereof, in accordance with the directions as follows with respect to the following matters:

Item 1.  Election of Class 2 Director Nominees
         Messrs. Edward Harwood and C. Shelton James
Item 2. Approval of Amendment to the Company's Stock Option Plan to increase the number of shares reserved for issuance thereunder by 350,000 shares to a new total of 950,000 shares.
Item 3. Appointment of Grant Thornton LLP as the independent public accountants of Company for the fiscal year ending April 30, 1999.
Item 4.  Such other matters as may properly come before the meeting.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3:
Please mark your votes as in this example /x/.

1.       Edward Harwood    / / FOR          / / WITHHOLD AUTHORITY
         C. Shelton James  / / FOR          / / WITHHOLD AUTHORITY

2. To approve an amendment to the Company's Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 350,000 shares to a new total of 950,000 shares.


                / / FOR          / / AGAINST        / / AGAINST

3. To ratify the appointment of Grant Thornton LLP as the independent public accountants of the company for the fiscal year ending April 30, 1999.

                / / FOR          / / AGAINST        / / AGAINST

4. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

                                            This proxy will be voted as
                                            directed. Unless otherwise directed,
                                            this Proxy will be voted for
                                            Proposals 1, 2 and 3.

                                            Dated: _______________________, 1998


                                            ------------------------------------
                                                   Shareholder sign here

                                            ------------------------------------
                                                    Co-owner sign here
                                            NOTE: Please sign exactly as the
                                            name appears on this card. When
                                            shares are held by joint tenants,
                                            both should sign. When signing as
                                            attorney, executor, administrator,
                                            trustee or guardian, please give
                                            full title as such. If a
                                            corporation, please sign in full
                                            corporate name by president or other
                                            authorized officer. If a
                                            partnership, please sign in
                                            partnership name by authorized
                                            person.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3:
Please mark your votes as in this example: /x/.
--------------------------------------------------------------------------------

1.  Election of Class 2 Director:

/ / FOR the nominee as listed below            / / WITHHOLD AUTHORITY to vote
    (except as marked to the contrary below.)      for the nominee listed below.

    NOMINEE:
    Edward Harwood
    C. Shelton James

2. To approve the an amendment to the Company's Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by of the Company for the fiscal year ending April 30, 1999.

                / / FOR          / / AGAINST        / / AGAINST

3. To approve the appointment of Grant Thornton LLP as the independent public accountants FORAGAINSTABSTAIN of the Company for the fiscal year ending April 30, 1999.

                / / FOR          / / AGAINST        / / AGAINST

4. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

--------------------------------------------------------------------------------

                                            This Proxy will be voted as
                                            directed. Unless otherwise directed,
                                            this Proxy will be voted for
                                            Proposals 1, 2 and 3.

                                            Please be sure to sign and date this
                                            Proxy.

                                            Date
                                                 -------------------------------

                                            ------------------------------------
                                                   Shareholder sign here

                                            Date
                                                 -------------------------------

                                            ------------------------------------
                                                    Co-owner sign here

                                            NOTE: Please sign exactly as the
                                            name appears on this card. When
                                            shares are held by joint tenants,
                                            both should sign. When signing as
                                            attorney, executor, administrator,
                                            trustee or guardian, please give
                                            full title as such. If a
                                            corporation, please sign in full
                                            corporate name by president or other
                                            authorized officer. If a
                                            partnership, please sign in
                                            partnership name by authorized
                                            person.